Exhibit 10.8

PAYOUT AND RELEASE AGREEMENT

TO:	Clever Leaves International Inc. (formerly, Northern Swan Holdings, Inc.) (the “Company”)

TO:	GLAS USA LLC (the “Paying Agent”)

RE:	The Notes (as such term is defined in the amended and restated intercreditor and collateral agency agreement dated May 10, 2019 (the “Intercreditor Agreement”)) among, the Company, as issuer, GLAS Americas LLC (the “Collateral Agent”), as collateral agent, the Paying Agent, as paying agent, and the noteholders party thereto from time to time

DATE:	July 13, 2021

WHEREAS Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Intercreditor Agreement.

AND WHEREAS (i) the Company has offered to repay each Note for an amount equal to the sum of ninety percent (90%) of the Principal Amount (as defined in such Note) as such Principal Amounts are set out in Schedule A attached hereto, together with one hundred percent (100%) of the accrued interest thereon through to the date of such repayment (the “Payout Amounts”) and legal fees of US$25,250.50; and (ii) each Noteholder has accepted such offer.

NOW THEREFORE for valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the undersigned, the undersigned hereby agree as follows:

1. Representations and warranties by the Noteholders. Each Noteholder hereby represents and warrants that it has not sold, assigned, encumbered or granted any interest it has in or to its Note or the Secured Obligations.

2. Conditions to satisfaction of Exposure owing to Noteholders. The Company agrees to pay and each Noteholder agrees to accept, in full satisfaction of each Noteholder’s Exposure up to and including the date of payment, the Payout Amounts, plus, a payment to Rimrock in the amount of US$25,250.50 in previously incurred legal fees, provided that such agreement to pay and such agreement to accept shall be conditional upon: (i) the closing of a financing transaction by the Company or Canada Holdco with aggregate net proceeds in respect thereof in excess of US$10,000,000 on or before July 31, 2021; (ii) confirmation by the Paying Agent of its receipt of the Payout Amounts for the Noteholders, at or before 5:00 p.m. (Toronto time) on July 31, 2021 in immediately available funds for each of the Noteholders, in accordance with the Paying Agent’s wire transfer instructions listed in Schedule B attached hereto. All payments to Paying Agent shall be made in immediately available funds.

3. Satisfaction of Exposure owing to Noteholders. Immediately upon satisfaction of the conditions set forth in paragraph 2 above (the date upon which such conditions have been satisfied is hereinafter referred to as the “Payoff Date”):

(a)	each Noteholder shall be treated as having received payment in full of the Exposure owing under each such Noteholder’s Note;

(b)	each Noteholder’s Note shall automatically be of no further force or effect without any further action by any Person;

(c)	each Noteholder acknowledges and agrees that (i) for the purposes of the Intercreditor Agreement, the Payoff Date shall constitute the Discharge Date; and (ii) that the Intercreditor Agreement shall, accordingly, be immediately and automatically terminated pursuant to section 7.13 of the Intercreditor Agreement (provided that such termination shall not affect the Obligors’ obligation to pay all Administrative Costs incurred to the Payoff Date and thereafter in connection with the performance by the Collateral Agent and the Paying Agent of their obligations under this Agreement, and provided further that, for greater certainty, section 4.07 of the Intercreditor Agreement shall survive such termination);

(d)	each Noteholder absolutely and unconditionally releases and forever discharges: (i) any and all right, title or interest it has or may have had in connection with any guarantees, security interests, charges, mortgages, liens, assignments, pledges, hypothecs and other encumbrances granted in favour of the Collateral Agent, for the benefit of the Noteholders, granted by the Company or any Guarantor in connection with the Notes; and (ii) all of its present and future claims and rights against the Company and the Guarantors (or any of them), and each of their respective affiliates, officers, directors, agents and employees arising under or in respect of Loan Documents (or any of them);

(e)	each Noteholder absolutely and unconditionally directs and authorizes the Collateral Agent, and its agents, and the Company, and its agents, to immediately discharge any and all security interests and liens granted in favor of the Collateral Agent on behalf of the Noteholders in connection with the Secured Obligations and evidenced or perfected by the registrations under the personal property security registration regimes of all applicable jurisdictions.

(f)	each Noteholder irrevocably authorizes and directs the Collateral Agent to absolutely and unconditionally release and discharge all guarantees, liens, pledges, debentures, mortgages, hypothecs, encumbrances, charges, assignments and other security of whatever nature provided in favour of each of the Collateral Agent and the Noteholders by the Company and the Guarantors in respect of the Secured Obligations;

(g)	each Noteholder irrevocably authorizes and directs the Collateral Agent to promptly, and in any event within fifteen (15) days following the date hereof, deliver to the Company, or as the Company may direct, all original share and unit certificates held by the Collateral Agent in connection to the Secured Obligations and any and all original stock or unit transfer powers of attorney in connection with all such certificates.

4. Consent by Noteholders. By execution hereof, each Noteholder consents to the payment by the Company and acceptance by each other Noteholder of the Payout Amount in full satisfaction of the Exposure owing under each such Noteholder’s Note, notwithstanding anything to the contrary set forth in the Intercreditor Agreement.

5. Intercreditor Agreement. Pursuant to section 4.03(a)(viii) of the Intercreditor Agreement, each of the Noteholders, by their execution hereof, directs the Collateral Agent, to acknowledge the actions and consents described and contained herein and it is understood that the Collateral Agent shall be able to conclusively rely upon the Noteholders’ direction in connection with its acknowledgement of the same. It is acknowledged and agreed that:

(i)	the execution and delivery by the Collateral Agent of this Agreement is solely intended to satisfy the technical requirements of Section 4.14(b) of the Intercreditor Agreement; and

(ii)	all of the rights, protections and immunities applicable to the Collateral Agent and set forth in the Notes and the Intercreditor Agreement shall be incorporated by reference herein.

6. Successors and assigns. This Agreement shall enure to the benefit of and be binding on the parties hereto and their respective successors and assigns.

7. Governing law. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

8. Counterparts. This Agreement may be executed in counterparts and all counterparts together shall constitute one and the same agreement. Delivery of an executed signature page of this Agreement by any party by facsimile or electronic transmission shall be as effective as delivery of a manually executed original version of this Agreement by such party.

(The remainder of this page is intentionally left blank; signature pages follow.)

DATED as of the date first written above.

CLEVER LEAVES INTERNATIONAL INC.

By:	/s/ Kyle Detwiler
Name:	Kyle Detwiler
Title:	Chief Executive Officer

CLEVER LEAVES HOLDINGS INC.

By:	/s/ Kyle Detwiler
Name:	Kyle Detwiler
Title:	Chief Executive Officer

- S1 -

GLAS AMERICAS LLC

By:	/s/ Diana Gulyan
Name:	Diana Gulyan, AVP
Title:

GLAS USA LLC

By:	/s/ Diana Gulyan
Name:	Diana Gulyan, AVP
Title:

- S2 -

RIMROCK HIGH INCOME PLUS
(MASTER) FUND, LTD., as a Payout
Noteholder

By:	/s/ Steve Foulke
Name:	Steve Foulke, MD
Title:

- S3 -

ANSON INVESTMENTS MASTER FUND
LP by its co-investment advisor, ANSON
FUNDS MANAGEMENT LP

By:	/s/ Bruce Winson
Name:	Bruce Winson
Title:	Managing Member of General Partner

- S4 -

ANSON OPPORTUNITIES MASTER
FUND LP by its co-investment advisor,
ANSON FUNDS MANAGEMENT LP

By:	/s/ Bruce Winson
Name:	Bruce Winson
Title:	Managing Member of General Partner

- S5 -

ANSON EAST MASTER FUND LP by its
co-investment advisor, ANSON FUNDS
MANAGEMENT LP

By:	/s/ Bruce Winson
Name:	Bruce Winson
Title:	Managing Member of General Partner

- S6 -

AC ANSON INVESTMENTS LTD.

By:	/s/ Amin Nathoo
Name:	Amin Nathoo
Title:	Director, Anson Advisors Inc, Investment Manager

- S7 -

AXIOS GROWTH PARTNERS, LLC

By:	/s/ Nick Rutherfurd
Name:	Nick Rutherfurd
Title:	Authorized Signatory

- S8 -

NS CO-INVESTMENT LLC, as a Payout
Noteholder

By:	/s/ Owen Littman
Name:	Owen Littman
Title:	Authorized Person

- S9 -

COWEN INVESTMENTS II LLC, as a
Payout Noteholder

By:	/s/ Owen Littman
Name:	Owen Littman
Title:	Authorized Person

- S10 -

SCHEDULE B

Paying Agent Wire Instructions

Bank:	JPMorgan Chase Bank, NA
270 Park Ave New York, NY 10172
ABA Routing Number:	021000021
For the Account of:	GLAS AMERICAS LLC
Account Number:	393781668

SCHEDULE A

PAYOUT AMOUNTS

Noteholder	Principal Amount		Accrued Interest
			(assuming a 7/15 Payoff)
Rimrock High Income Plus (Master) Fund Ltd	US$	20,000,000	$65,753
AC Anson Investment Ltd	US$	400,000	$1,315
Anson East Master Fund LP	US$	1,000,000	$3,288
Anson Investments Master Fund LP	US$	1,300,000	$4,274
Anson Opportunities Master Fund LP	US$	300,000	$986
Axios Growth Partners LLC	US$	2,500,000	$8,219
NS Co-Investment LLC	US$	2,000,000	$6,575
Cowen Investments II LLC	US$	250,000	$822
Total	US$	27,750,000	$91,233